UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2008

Hard Rock Hotel Holdings, LLC

(Exact name of Registrant as Specified in its Charter)

DELAWARE	000-52992	16-1782658
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

4455 Paradise Road, Las Vegas, NV

(Address of Principal Executive Offices)

(702) 693-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2008, Hard Rock Hotel Holdings, LLC (the “Company”) and the lenders under its commercial mortgage-backed securities loan facility (the “CMBS facility”) agreed to amend the CMBS facility to extend the construction loan qualification date thereunder from May 1, 2008 to June 1, 2008. The amendment provides the Company additional time to satisfy the conditions to construction loan qualification, and extends any associated prepayment obligations resulting from failure to qualify for the construction loan by one month. The Company believes that it will qualify for the construction loan by June 1, 2008 and intends to draw on the construction loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 28, 2008	Hard Rock Hotel Holdings, LLC

	By:	/s/ Richard Szymanski
	Name:	Richard Szymanski
	Its:	Vice President, Secretary and Treasurer

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